Product sales and services	12 Months Ended
Dec. 31, 2014
Product sales and services [Abstract]
Product sales and services [Text Block]
4.	Product sales and services

Flamel recognized product sales of $11.9 million in 2014 compared to $1.0 million in 2013 and $0.6 million in 2012.

The Company launched Bloxiverz® in July of 2013 and determined that market acceptance of the product had not occurred given the absence of wholesaler reorders and insufficient data to determine product returns. For the twelve months ended December 31, 2013, the criteria for recognizing the revenue were not met and the Company deferred $1.1M of revenue as of December 31, 2013. The Company determined as of March 31, 2014 that given significant wholesaler reorders and sufficient data obtained from the independent wholesaler tracking service regarding product returns from its customers, the Company could begin recognizing net product sales of Bloxiverz® based on indirect sales. Net product sales of wholesalers to their customers are determined using sales data from an independent, wholesaler inventory tracking service and are calculated by deducting estimates for returns for wholesalers’ customers, chargebacks, payment discounts and other sales or discounts offered from the applicable gross sales value. Bloxiverz® product is purchased by hospitals from the wholesalers primarily through contractual agreements with group purchasing organizations (“GPOs”). The Company recognized net product sales of $10.2 million in the twelve months ended December 31, 2014 for Bloxiverz® sales from wholesalers to hospitals. A total of $7.0M of net revenue on shipments to wholesalers has been deferred as of December 31, 2014. Gross product sales to hospitals amounted to $15.8 million in the twelve months ended December 31, 2014.

The Company launched Vazculep™ in October of 2014 and determined that market acceptance of the product had not occurred given its short period of time on the market and that sufficient data to determine product returns had not yet been achieved. For the twelve months ended December 31, 2014, the criteria for recognizing the revenue were not met and the Company deferred $2.7 million of revenue as of December 31, 2014.

A summary of recognized net sales for the twelve months ended December 31, 2014 and ending net deferred sales as of December 31, 2014 for the Company’s two (2) FDA-approved products as of December 31, 2014 is presented below:

Year Ended December 31, 2014 ($ in thousands)	Sales Recognized in the Current Period	Deferred Sales	Deferred Sales reclassed against outstanding Accounts Receivable	Ending Deferred Sales for which Payment has been Collected
Gross Sales	$15,789	$11,051	$(9,420)	$1,630
Less:
Chargebacks	$3,363	$132	$(23)	$109
Wholesaler distribution fees	1,470	972	(823)	149
Cash discounts and other	326	225	(188)	37
Fees and returns	419	-	-	-
Net Sales	$10,211	$9,722	$(8,386)	$1,335

The sales deductions discussed above are presented in the consolidated financial statements as reductions to gross revenues or deferred revenue, as presented above, and a decrease to accounts receivable or an increase to accrued liabilities. A summary of fiscal year 2014 changes for each reserve or liability for Bloxiverz®, Vazculep™ and the Company’s generic pharmaceutical product is as follows:

Year Ended December 31, 2014 ($ in Thousands)	Beginning Balance	Additions	Reductions	Ending Balance
Accounts Receivable Reserves:
Chargebacks	$483	$4,832	$(4,307)	$1,008
Wholesaler distribution fees	102	2,619	(1,642)	1,079
Cash Discounts and other	28	733	(508)	252

Liabilities:
GPO fees	$6	$267	$(161)	$112
Sales returns	42	200	(8)	234
Medicaid rebates	37	16	(29)	24
Total	698	8,667	(6,656)	2,709

Actual product returns and other allowances incurred are dependent upon future events and may be different from the Company’s recorded provisions. The Company continually monitors the factors that influence such estimates and makes adjustments when it is believed that deductions may differ from established allowances.